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                                                                    Exhibit 10.1

[Bank One Logo]

                                  [LETTERHEAD]



December 14, 2000


Mr. Thomas Graham
Director of Planning
Daisytek, Inc.
500 North Central Expressway
Plano, Texas.
75074-6763


Dear Tom:

We are pleased to inform you that Bank One Canada (the "Bank") has approved the following credit facility for Daisytek Canada (the "Borrower") subject to the Bank's continuing satisfaction with the Borrower's and Guarantors' managerial and financial status. Disbursements under this facility are solely at the Bank's discretion. Any disbursement on one or more occasion shall not commit the Bank to make any subsequent disbursement.

This facility is subject to the following terms and conditions:
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
BORROWER:                      Daisytek Canada (the "Borrower")

GUARANTORS:                    Daisytek, Inc.
                               Daisytek International Corporation (the "Guarantors")

FACILITY:                      Segment (1)       Revolving Credit Facility, to include the issuance of Standby
                                                 Letters of Credit, expiring January 01, 2002.
                               Segment (2)       Foreign Exchange Facility

AMOUNT:                        Segment (1)       CAD $5,000,000 (or USD equivalent)
                               Segment (2)       USD $1,000,000 Foreign Exchange Facility

PURPOSE:                       Segment (1)       General Corporate Purposes
                               Segment (2)       To hedge against Foreign Exchange Rate fluctuations

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[Bank One Logo]

Daisytek, Inc.
December 14, 2000
Page: 02


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
AVAILMENT:                     Segment (1)       Available by way of:

                                                 (a) Prime based loans which are advanced
                                                     automatically in increments of CAD $10,000
                                                     to cover the Borrower's cheque issuances; or

                                                 (b) Banker's Acceptances or Cost-of-Funds based
                                                     loans.

                                                 Surplus funds in the accounts would be automatically
                                                 applied to the Prime based loans.

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
PRICING:                       At the Borrower's option:

                               Segment (1):
                               FOR CANADIAN DOLLARS BORROWINGS:

                               (a)    Bank One Canada's Prime Rate - Floating;


                               (b) Bank One Canada's Banker's Acceptance Rate or Cost-of-Funds Rate (CDOR) plus the applicable spread, per the pricing grid in the proposed domestic facility (see
                                      Exhibit 1), plus 25 basis points (for
                                      Canadian dollar borrowings the reference rate will be CDOR instead of LIBOR); or

                               (c)    Applicable Margin (see Exhibit 1) for
                                      Standby Letters of Credit (minimum CAD
                                      $300.00 or USD $250.00).

                               FOR UNITED STATES DOLLAR BORROWINGS:

                               (a) Bank One Canada's USD Base Rate;

                               (b) LIBOR plus the applicable spread, per the pricing
                                   grid in the proposed domestic facility (see Exhibit 1), plus
                                   25 basis points;

                               INCREMENTS:
                               Banker's Acceptances, Cost-of-Funds Loans (CDOR) and LIBOR loans are available in minimum amounts of CAD $1,000,000 (or in the case of USD borrowings - USD $1,000,000) and in increments of CAD or USD $100,000 for periods of not less than 30 days and not greater than 180 days.

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[Bank One Logo]


Daisytek, Inc.
December 14, 2000
Page: 03


PAYMENT
OF INTEREST:             Interest on Canadian Prime Based Loans and USD Base
                         Rate Loans are due monthly, in arrears.

                         Interest on Cost-of-Funds advances are due at maturity and not less frequently than every 90 days.

REPAYMENT
OF PRINCIPAL:            Segment (1)       The Revolving Credit matures and is
                                           due in full on or before
                                           Maturity Date of January 01, 2002.

                         Segment (2)       Any unutilized portion of
                                           this Segment may be cancelled
                                           at any time, from time to time,
                                           without notice.

FACILITY FEE:            Per the final pricing grid for the proposed domestic
                         facility (see Exhibit 1)

SECURITY:                Unsecured.

NEGATIVE PLEDGE:         The Borrower will not pledge or otherwise
                         encumber its assets as long as the revolving credit remains in place, with the exception of permitted encumbrances, which will be negotiated prior to closing. In the event that collateral is taken under the proposed domestic facility, the subject facility will become secured by all accounts receivable and inventory of the Borrower.

SUPPORTING
DOCUMENTS:               1.   Guarantee of Daisytek, Inc. and Daisytek
                              International Corporation, with
                              Supporting Resolutions.

                         2.   Letter Loan Agreement (enclosed).

                         3.   Promissory Note (enclosed).

                         4.   Complete Signing Authorization Package
                              (Borrowing Resolution, Signature Cards, List of Officers and Directors) (enclosed).

                         5.   Articles of Incorporation for the Borrower
                              (held)

                         6.   Forward Exchange Forward Contract Request
                              (enclosed).
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[Bank One Logo]


Daisytek, Inc.
December 14, 2000
Page: 04


SERVICING
REQUIREMENTS:            1.       Quarterly income statement and balance sheet
                                  of the Borrower within 60 days of each
                                  quarter-end.


                         2. Annual audited financial statements of the Guarantors within 120 days of fiscal year-end.

                         3. Quarterly financial statements of the Guarantors within 60 days of each quarter-end; and

                         4. Quarterly Certificate of Compliance from the Guarantors confirming they are not in breach of Covenants under any of their debts.

CROSS-DEFAULT:           The Borrower will be deemed to be in default of the
                         Agreement if Daisytek, Inc. and/or Daisytek
                         International Corporation are in default under any of their Loan Agreements. A copy of the current domestic revolver must be provided to the Bank, as well as any material amendments, waivers, extensions or replacement facilities.

PRINCIPAL
COVENANTS:               The Borrower covenants and agrees to the
                         following with the Bank while this Agreement is in effect or any advances are outstanding.

                         1. To pay all sums of many when due under this Agreement.

                         2. To file all material tax returns which are or will be required; to pay or make provision for payment of all material taxes which are or will become due and payable; and to provide adequate reserves for the payment of any tax.

                         3. To maintain its corporate existence as a valid subsisting corporate entity.

                         4. Other covenants, representations and warranties that are typical for a transaction of this nature shall be incorporated into the Loan Agreement.
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[Bank One Logo]


Daisytek, Inc.
December 14, 2000
Page: 05


REIMBURSEMENT
OF EXPENSES:             The expenses of the Bank, whether
                         incurred prior to or subsequent to closing, in investigation, preparation, negotiation, documentation, syndication, administration and collection will be for the account of the Borrower, including expenses of and fees for solicitors for the Bank (who may or may not be employees of the Bank) and other advisors and professionals engaged by the Bank.

ENUREMENT:               This agreement shall be binding upon and enure to the
                         benefit of the Bank, the Borrower, the Guarantor and their respective successors and permitted assigns.

All other terms and conditions of the Loan Agreement dated December 23, 1997 remain in effect and in full force.

If the above terms and conditions are acceptable to you, as they are to the Bank, please sign and return the enclosed acceptance copy of this letter as soon as possible.


Sincerely,

BANK ONE CANADA                             ACCEPTED BY:

/s/ illegible                               DAISYTEK CANADA
-----------------------------
Signature
                                            /s/ Ralph Mitchell
                                            -----------------------------
                                            Signature
:enc.
                                            Date: 12-20-00
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[Bank One Logo]


Daisytek, Inc.
December 14, 2000
Page: 06


                                            ACKNOWLEDGED BY:

                                            DAISYTEK, INC.

                                            /s/ Ralph Mitchell
                                            ------------------------------
                                            Signature

                                            Date: 12-20-00

                                            ACKNOWLEDGED BY:

                                            DAISYTEK INTERNATIONAL
                                            CORPORATION

                                            /s/ Ralph Mitchell
                                            ------------------------------
                                            Signature

                                            Date: 12-20-00